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                                                                  EXHIBIT 23(II)

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         As independent auditors, we hereby consent to the incorporation of our report, dated February 1, 2001, incorporated by reference in this annual report of South Street Financial Corp. and Subsidiary on Form 10-KSB, into the Company's previously filed Form S-8 Registration Statement File No. 333-46287.



/s/ McGladrey & Pullen, LLP
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Charlotte, North Carolina
March 20, 2002